Due from/to brokers	9 Months Ended
Sep. 30, 2011
Due from/to brokers [Abstract]
Due from/to brokers
5.	Due from/to brokers

Due from brokers consists of proceeds from securities sold. Amounts due from brokers may be restricted to the extent that they serve as deposits for securities sold short. Amounts due to brokers, if any, represent margin borrowings that are collateralized by certain securities. As of September 30, 2011 and December 31, 2010, there were no amounts due to brokers.

In the normal course of business, all of the Fund’s marketable securities transactions, money balances and marketable security positions are transacted with brokers. The Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf. On October 31, 2011, MF Global reported to the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) possible deficiencies in customer segregated accounts held at the firm. As a result, the SEC and CFTC determined that a liquidation proceeding led by the Securities Investor Protection Corporation (“SIPC”) would be the safest and most prudent course of action to protect customer accounts and assets, and SIPC initiated the liquidation of MF Global under the Securities Investor Protection Act. Superfund Capital Management closely monitored MF Global in recent weeks and began reducing its exposure to MF Global. In October, total trading positions and assets of the Fund held at MF Global were reduced by almost 78% and steps were initiated to transfer all remaining trading positions and assets from MF Global to other clearing brokers prior to the bankruptcy filing. Refer to the subsequent events note for the Fund’s potential exposure to the MF Global liquidation.